UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the Current Report on Form 8-K dated December 17, 2010, in reliance upon Item 9.01 (a) and 9.01 (b) of Form 8-K are filed herewith.

(a) Financial Statements of Business Acquired

The following audited consolidated financial statements of LJVH Holdings Inc. (“LJVH” and together with its subsidiaries, “Van Houtte”) are filed herewith as Exhibit 99.2:

1.	Report of Independent Auditor

2.	Consolidated Statement of Earnings for Van Houtte for the years ended April 3, 2010 and March 28, 2009, the 254-day period ended March 29, 2008 and for the Predecessor the 112-day period ended July 18, 2007

3.	Consolidated Statements of Comprehensive Income for Van Houtte for the years ended April 3, 2010 and March 28, 2009, for the 254-day period ended March 29, 2008 and for the Predecessor the 112-day period ended July 18, 2007

4.	Consolidated Balance Sheets for Van Houtte as of April 3, 2010 and March 28, 2009

5.	Consolidated Statement of Shareholders’ Equity for Van Houtte for the years ended April 3, 2010 and March 28, 2009, for the 254-day period ended March 29, 2008 and for the Predecessor the 112-day period ended July 18, 2007

6.	Consolidated Statement of Cash Flows for Van Houtte for the years ended April 3, 2010 and March 28, 2009, for the 254-day period ended March 29, 2008 and for the Predecessor for the 112-day period ended July 18, 2007

7.	Notes to Consolidated Financial Statements

The following unaudited consolidated interim financial statements of Van Houtte are filed herewith as Exhibit 99.3:

1.	Condensed Consolidated Statement of Earnings (Unaudited) for Van Houtte for the twenty-eight weeks ended October 16, 2010 and October 10, 2009

2.	Condensed Consolidated Statements of Comprehensive Income (Unaudited) for Van Houtte for the twenty-eight weeks ended October 16, 2010 and October 10, 2009

3.	Condensed Consolidated Balance Sheets (Unaudited) for Van Houtte as of October 16, 2010, with comparative figures as of April 3, 2010

4.	Condensed Consolidated Statement of Shareholders’ Equity (Unaudited) for Van Houtte for the twenty-eight weeks ended October 16, 2010

5.	Condensed Consolidated Statement of Cash Flows (Unaudited) for Van Houtte for the twenty-eight weeks ended October 16, 2010 and October 10, 2009

6.	Notes to Condensed Consolidated Financial Statements (Unaudited)

(b) Pro Forma Financial Information

Pro forma condensed combined financial information of Green Mountain Coffee Roasters, Inc. are filed herewith as Exhibit 99.4:

1.	Introduction to Pro Forma Condensed Combined Financial Information (Unaudited)

2.	Pro Forma Condensed Combined Statement of Operations (Unaudited) for the thirteen weeks ended December 25, 2010

3.	Pro Forma Condensed Combined Statement of Operations (Unaudited) for the fifty-two weeks ended September 25, 2010

4.	Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

(d) Exhibits

2.1	Share Purchase Agreement, dated as of September 14, 2010, by and among Green Mountain Coffee Roasters, Inc., SSR Acquisition Corp., LJVH S.à.r.l., Fonds de solidarité des travailleurs du Québec (F.T.Q.), the individual shareholders and optionholders of LJVH Holdings Inc. and LJ Coffee Agent, LLC (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K for the fiscal year ended September 25, 2010)

23.1	Consent of KPMG LLP

99.1	Press Release dated December 17, 2010 (previously filed as an exhibit to the Current Report on Form 8-K filed on December 17, 2010)

99.2	Consolidated Balance Sheets of LJVH Holdings Inc. and related Consolidated Statements of Earnings, Comprehensive Income, Shareholders’ Equity and Cash Flows

99.3	Unaudited Condensed Consolidated Balance Sheets of LJVH Holdings Inc. and related Unaudited Condensed Consolidated Statements of Earnings, Comprehensive Income, Shareholders’ Equity and Cash Flows

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Green Mountain Coffee Roasters, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances G. Rathke
Name:	Frances G. Rathke
Title:	Chief Financial Officer

Date: March 3, 2011

EXHIBIT INDEX

2.1	Share Purchase Agreement, dated as of September 14, 2010, by and among Green Mountain Coffee Roasters, Inc., SSR Acquisition Corp., LJVH S.à.r.l., Fonds de solidarité des travailleurs du Québec (F.T.Q.), the individual shareholders and optionholders of LJVH Holdings Inc. and LJ Coffee Agent, LLC (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K for the fiscal year ended September 25, 2010)

23.1	Consent of KPMG LLP

99.1	Press Release dated December 17, 2010 (previously filed as an exhibit to the Current Report on Form 8-K filed on December 17, 2010)

99.2	Consolidated Balance Sheets of LJVH Holdings Inc. and related Consolidated Statements of Earnings, Comprehensive Income, Shareholders’ Equity and Cash Flows

99.3	Unaudited Condensed Consolidated Balance Sheets of LJVH Holdings Inc. and related Unaudited Condensed Consolidated Statements of Earnings, Comprehensive Income, Shareholders’ Equity and Cash Flows

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Green Mountain Coffee Roasters, Inc.